                                                                    EXHIBIT 23.2

The Board of Directors
Southern States Cooperative, Incorporated:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                              /s/ KPMG LLP

Atlanta, Georgia
October 3, 2000